SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2025
Stockholders' Equity Attributable to Parent [Abstract]
SHAREHOLDERS' EQUITY
NOTE 12:-	SHAREHOLDERS' EQUITY

Share Option Plan:

The Company’s 2018 Share Incentive Plan (the "Plan") authorizes the grant of options to purchase shares and restricted shares units (“RSUs”) to officers, employees, directors and consultants of the Company and its subsidiaries. Awards granted under the Plan to participants in various jurisdictions may be subject to specific terms and conditions for such grants as may be approved by the Company’s board from time to time.

Each option granted under the Plan is exercisable for a period of ten years from the date of the grant of the option or the expiration dates of the option plan. The options primarily vest gradually over four years of employment.

During 2023, 151,000 options were granted under the Plan and 171,015 options were exercised. During 2024, 87,000 options were granted under the Plan and 68,347 options were exercised. During 2025, 26,000 options were granted under the Plan and 5,787 options were exercised. The total fair value of the options granted is being recognized over a four-year vesting period.

As of December 31, 2025, options to purchase 414,772 ordinary shares were outstanding under the Plan, exercisable at an average exercise price of $8.46 per share. The share-based compensation expense related to employees' equity-based awards, recognized during 2025, 2024 and 2023 was $512, $607 and $363, respectively.

A summary of employee option activity under the Plan as of December 31, 2025 and changes during the year ended December 31, 2025 are as follows:

	Number of options	Weighted-average exercise price	Weighted- average remaining contractual life (in years)	Aggregate intrinsic value (in thousands)

Outstanding at January 1, 2025	369,809	8.30	7.8	992
Granted	26,000	10.12	9.3	-
Exercised	5,787	6.26	4.4	-
Forfeited	13,750	8.53	7.5	-

Outstanding at December 31, 2025	376,272	8.26	7.0	145

Exercisable at December 31, 2025	239,895	7.05	6.3	383

The weighted-average fair value of options granted during the years ended December 31, 2025, 2024 and 2023 were $8.30, $9.20 and $5.90, respectively. The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company's closing share price on the last trading day of the fourth quarter of fiscal 2025 and 2024 and the exercise price, multiplied by the number of in-the-money options). This amount changes based on the fair market value of the Company's share. As of December 31, 2025, there was approximately $934 of unrecognized compensation costs related to non-vested share-based compensation arrangements granted under the Company's share option plans. This cost is expected to be recognized over a weighted average period of 2.3 years. The total intrinsic value of options exercised during the years ended December 31, 2025 and 2024 was $0.01 million and $0.88 million, respectively. The Company satisfies stock option exercises through the issuance of new shares and does not maintain or utilize treasury shares for this purpose.